UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/11

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World

Dividend & Income

Fund, Inc.

Annual Report

D E C E M B E R  3 1,  2 0 1 1

LAZARD

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2011. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the fourth quarter of 2011, the Fund’s net asset value (“NAV”) performance was ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World® Index (the “Index”). We are pleased with LOR’s favorable relative NAV performance year to date and since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2011)

For the fourth quarter of 2011, the Fund’s NAV rose 7.6%, outperforming the Index return of 7.2%. For 2011, the Fund’s NAV declined 5.7%, outperforming the Index loss of 7.4%. Similarly, the Fund’s NAV performance has outperformed the Index for the longer one-, three-, and five-year periods, as well as since inception, returning 4.4% versus 3.1% for the Index. Shares of LOR ended the fourth quarter of 2011 with a market price of $10.83, representing an 11.6% discount to the Fund’s NAV of $12.25.

The Fund’s net assets were $84.3 million as of December 31, 2011, with total leveraged assets of $110.3 million, representing a 23.6% leverage rate. This leverage rate is higher than that at the end of the last quarter (22.1%), and below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection in the health care and telecom services sectors helped performance during the fourth quarter. However, stock selection within the consumer discretionary and industrials sectors detracted from performance.

Performance for the smaller, short-duration1 emerging market currency and debt portion of the Fund was moderately negative in 2011, but has been a positive contributor to performance for the Fund since inception.

As of December 31, 2011, 74.8% of the Fund’s total leveraged assets consisted of world equities, 23.3% consisted of emerging market currency and debt instruments, and 1.9% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2010). The current monthly distribution rate per share of $0.0753 represents a distribution yield of 8.3% based on the Fund’s $10.83 market price as of the close of trading on the NYSE on December 31, 2011. None of the $0.9036 distributed per share in the 2011 calendar year represented a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
 (74.8% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

As of December 31, 2011, 33.7% of these stocks were based in North America, 25.6% were based in Continental Europe (not including the United Kingdom), 17.9% were from Asia (not including Japan), 8.2% were from the United Kingdom, 7.0% were based in Latin America, 5.3% were in Africa and the Middle East, and 2.3% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2011, were financials (28.8%), which includes banks, insurance companies, and financial services companies, and telecom services (16.9%), which include companies specializing in communications or telecommunication equipment production. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.6% as of December 31, 2011.

World Equity Markets Review
Global stock market indices, including the Index, posted positive returns for the fourth quarter. However, on a year-to-date basis, global indices closed in negative territory as 2011 was marked by political and macroeconomic uncertainty. U.S. equities led globally, while Chinese stocks lagged. During the fourth quarter, global markets rose amid greater optimism for a resolution to the European sovereign debt crisis. Although the outcome of the European Union summit lacked full details, it appeared to be a step toward greater economic integration, which in our view is vital for a comprehensive solution to the sovereign debt crisis. Additionally, investors were heartened as U.S. economic data strengthened over the last several weeks of the year. Claims for new unemployment benefits fell, and both industrial production and consumer spending increased. Corporate earnings continued to be a bright spot in the uncertain market environment, as companies around the world have been actively reducing costs and capital expenditures to ensure strong profitability and cash generation, even in a lack-luster economic environment. However, the markets’ performance throughout the quarter remained volatile as a number of events in the Eurozone drove turmoil, including a proposed Greek referendum on its bailout package, disagreement in the Eurozone about the role of the European Central Bank in solving the crisis, a German Bund auction which drew low demand, the escalation of Italian bond yields, and the formation of new governments in Greece and Italy. Investors additionally worried about economic activity in China weakening. During the quarter, developed market stocks outperformed emerging market equities. Sector leadership in the Index was led by the traditionally more cyclical energy and industrials sectors. Defensive sectors, utilities and telecom services, had shown resilience during the summer sell-off but were left behind in the rally, rising substantially less than the broad market.

The risks that weighed on capital markets in 2011 largely remain, although we feel there has been some improvement in these issues that has not been fully reflected in stock prices. Fears of a recession in the United States triggered the third quarter sell-off but economic reports in recent months show fairly broad-based strength with the risk of recession significantly reduced and some signs of a self-sustaining recovery finally underway. It appears inflation in China and other emerging markets has peaked although the trajectory of the decline in inflation remains unclear. We believe continued signs of moderating inflation should trigger a strong recovery in share prices in the emerging markets from current depressed valuations. In Europe, recent progress toward political integration and the European Central Bank’s liquidity facilities would seem to have reduced the chances of a very adverse outcome in the near term which should enable investors to focus on what we feel are attractive valuations in the region. We continue to implement our valuation-driven process which has generated favorable relative returns throughout the market turbulence of recent years and particularly during recovery periods where the most inexpensive stocks often perform well.

What Helped and What Hurt LOR
Stock selection in the health care sector contributed to returns. While a low exposure to healthcare hurt returns through much of 2011, it helped in the fourth quarter as the sector lagged in the rally, and Pfizer benefited from strong earnings and an increased share buyback. Strong stock selection in the telecom services sector helped returns, driven by emerging markets holdings such as Philippine Long Distance and Mobile TeleSystems of

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Russia, which rebounded from earlier weakness, as well as Telstra, which performed strongly all year driven by an improving regulatory environment.

Conversely, stock selection in consumer discretionary hurt returns due to European holdings where macro risks weighed on shares. However, we feel these holdings will prove to be more resilient than the market expects in a recessionary environment due to their strong balance sheets and resilient cash generation. Stock selection in the industrials sector also detracted from performance. An Egyptian holding, Orascom Construction, was also weak amid political uncertainty in Egypt. However, Orascom’s business is diversified across the mideast and North Africa, and we expect infrastructure spending to remain strong in the region.

Emerging Market Currency and Debt Portfolio
(23.3% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2011, this portfolio consisted of forward currency contracts (50.0%) and sovereign debt obligations (50.0%). The average duration of the emerging market currency and debt portfolio increased from approximately 9 months to approximately 12 months during the fourth quarter, while the average yield declined from 9.2%2 at the end of September 2011 to 7.8% on December 31, 2011.

Emerging Market Currency and Debt Market Review
During the fourth quarter of 2011, many emerging market currencies sold off substantially (some by as much as 15%) due to a confluence of non-emerging market related events, such as the European debt crisis, growth and ratings downgrades in the United States, and growth concerns in China. Following this decline, most of the currencies rallied in October. However, emerging market policymakers’ failure to achieve noteworthy progress in addressing the European debt and banking crisis led to a renewed currency slump in those regions for the balance of the quarter.

We believe the market sentiment has been strongly influenced by growth concerns and fears of a double-dip recession in the United States, as well as worries of a hard landing in China, and worsening Eurozone solvency stress with contagious linkages across banking channels. However, recent U.S. data (notably lower unemployment and healthier consumer spending) has improved marginally, and macro data out of China (such as strong retail sales and slower inflation, among others) continues to support our anticipation of a soft, policy-engineered landing amid Europe’s continued domination of headlines and global capital market influence. A lack of progress toward addressing Italian, Greek, or other peripheral European debt underscored the market’s reticence to deploy capital despite substantially lower valuations and lighter foreign investor positioning in local emerging market currencies.

What Helped and What Hurt LOR
The top quarterly performers tended to come from off-the-run frontier countries with lower foreign portfolio capital presence. In these countries, which included Uganda, Kenya, Uruguay, Romania, and Nigeria, country-specific idiosyncratic drivers helped these markets differentiate themselves from some of the larger, more liquid markets, where the influence of portfolio capital flows and sentiment led many to underperform. Other positive contributors included Russia, where our tactical position shifts abetted performance, as well as South Korea.

India was the largest detractor during the quarter, as the currency of this large, liquid market fell by 7.8%. Poland also detracted, as the market was used by many investors as a proxy for Europe, and its currency fell by 4.2% during the quarter. In frontier markets, the Ghana cedi experienced uncharacteristically sharp monthly depreciation (-3%) in November, due to falling interbank interest rates and a seasonally-high import surge ahead of year end, which caused high demand for the U.S. dollar.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

Value at 12/31/11
LOR at Market Price	$11,736

LOR at Net Asset Value	13,200

MSCI ACWI Index	12,221

Average Annual Total Returns* Periods Ended December 31, 2011
	One Year	Five Years	Since Inception**
Market Price	-9.17%	-3.93%	2.49%
Net Asset Value	-5.67%	-1.64%	4.35%
MSCI ACWI Index	-7.35%	-1.93%	3.13%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings December 31, 2011

Security	Value	Percentage of Net Assets
AT&T, Inc.	$3,600,072	4.3%
Royal Dutch Shell PLC, A Shares	3,103,376	3.7
Telstra Corp., Ltd.	2,992,544	3.6
Atlantia SpA	2,896,123	3.4
Total SA	2,664,065	3.2
Merck & Co., Inc.	2,484,430	2.9
Altria Group, Inc.	2,066,308	2.5
Zurich Financial Services AG	2,011,431	2.4
Darden Restaurants, Inc.	1,969,056	2.3
Duke Realty Corp. REIT	1,891,850	2.2

Portfolio Holdings Presented by Sector December 31, 2011

Sector	Percentage of Total Investments
Consumer Discretionary	6.2%
Consumer Staples	3.5
Emerging Markets Debt Obligations	15.3
Energy	9.0
Financials	23.9
Health Care	4.3
Industrials	8.3
Information Technology	5.3
Materials	6.3
Telecommunication Services	14.0
Utilities	2.0
Short-Term Investment	1.9
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments
December 31, 2011

Description	Shares	Value

Common Stocks—96.9%

Argentina—0.9%
YPF Sociedad Anonima
Sponsored ADR	21,900	$759,492

Australia—6.7%
DUET Group	534,100	958,717
National Australia Bank, Ltd.	26,700	637,933
Telstra Corp., Ltd.	878,629	2,992,544
Transurban Group	181,260	1,041,908

		5,631,102

Brazil—6.0%
Banco do Brasil SA	146,817	1,865,467
Cielo SA	25,440	657,396
Companhia Siderurgica Nacional SA
Sponsored ADR (a)	57,300	468,714
Direcional Engenharia SA	81,600	415,601
Redecard SA	79,700	1,247,256
Vale SA Sponsored ADR	18,800	403,260

		5,057,694

China—2.5%
China Construction Bank Corp.,
Class H	914,180	637,970
Industrial and Commercial Bank of
China, Ltd., Class H	1,036,440	616,531
Zoomlion Heavy Industry Science
and Technology Co., Ltd., Class H	778,800	838,304

		2,092,805

Egypt—1.3%
Orascom Construction Industries	31,840	1,082,320

Finland—2.1%
Sampo Oyj, A Shares	71,503	1,774,045

France—6.0%
AXA SA	85,960	1,117,544
Total SA	52,111	2,664,065
Valeo SA	15,070	598,979
Vivendi SA	31,980	700,321

		5,080,909

Germany—3.2%
Allianz SE	14,415	1,378,910
BASF SE	8,500	592,851
Bayerische Motoren Werke AG	11,170	748,283

		2,720,044

Indonesia—1.3%
PT Perusahaan Gas Negara
(Persero) Tbk	3,085,000	1,080,218

Description	Shares	Value

Ireland—0.8%
CRH PLC	34,100	$677,897

Israel—1.5%
Israel Chemicals, Ltd.	118,680	1,230,087

Italy—5.4%
Atlantia SpA	180,896	2,896,123
Eni SpA	78,142	1,619,176

		4,515,299

Japan—2.3%
Daito Trust Construction Co., Ltd.	11,200	960,374
Mizuho Financial Group, Inc.	715,200	966,361

		1,926,735

New Zealand—1.5%
Chorus, Ltd. (b)	121,764	295,717
Telecom Corp. of New Zealand, Ltd.	608,823	980,989

		1,276,706

Norway—1.5%
Orkla ASA	106,360	794,030
Seadrill, Ltd.	14,300	474,474

		1,268,504

Philippines—1.4%
Philippine Long Distance Telephone Co.
Sponsored ADR (a)	20,000	1,152,400

Russia—1.4%
Mobile TeleSystems OJSC
Sponsored ADR (a)	80,400	1,180,272

Singapore—0.6%
DBS Group Holdings, Ltd.	61,000	541,783

South Africa—2.4%
Kumba Iron Ore, Ltd.	18,661	1,155,831
MTN Group, Ltd.	51,100	909,824

		2,065,655

Spain—1.2%
Mediaset Espana Comunicacion SA	181,700	1,037,079

Switzerland—2.4%
Zurich Financial Services AG	8,891	2,011,431

Taiwan—3.6%
HTC Corp.	34,000	558,077
MediaTek, Inc.	84,000	769,840
Siliconware Precision Industries Co.	696,000	622,927
Taiwan Semiconductor
Manufacturing Co., Ltd.	448,290	1,122,242

		3,073,086

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Description	Shares	Value

Turkey—1.2%
Tofas Turk Otomobil Fabrikasi AS	187,600	$586,451
Tupras-Turkiye Petrol Rafinerileri AS	19,800	418,218

		1,004,669

United Kingdom—8.1%
Aviva PLC	158,460	740,234
FirstGroup PLC	73,700	386,861
Inmarsat PLC	118,350	743,829
Man Group PLC	186,200	363,485
Royal Dutch Shell PLC, A Shares (a)	85,180	3,103,376
TalkTalk Telecom Group PLC	322,800	678,270
Vodafone Group PLC	281,850	783,069

		6,799,124

United States—31.6%
Altria Group, Inc. (a)	69,690	2,066,308
AT&T, Inc. (a)	119,050	3,600,072
BB&T Corp.	37,580	945,889
BlackRock, Inc.	3,600	641,664
Bristol-Myers Squibb Co.	20,700	729,468
CBL & Associates Properties, Inc.
REIT	30,000	471,000
Darden Restaurants, Inc.	43,200	1,969,056
Duke Realty Corp. REIT	157,000	1,891,850
Fifth Third Bancorp	50,600	643,632
General Electric Co.	24,100	431,631
Honeywell International, Inc.	7,700	418,495
Intel Corp. (a)	41,130	997,402
JPMorgan Chase & Co.	11,900	395,675
Mattel, Inc. (a)	20,850	578,796
Merck & Co., Inc.	65,900	2,484,430
Pfizer, Inc. (a)	52,200	1,129,608
Regency Centers Corp. REIT (a)	38,500	1,448,370
Southern Copper Corp. (a)	57,960	1,749,233
Sysco Corp.	48,900	1,434,237
The Macerich Co. REIT (a)	29,800	1,507,880
Union Pacific Corp.	4,100	434,354
Verizon Communications, Inc. (a)	17,000	682,040

		26,651,090

Total Common Stocks
(Identified cost $86,213,244)		81,690,446

Preferred Stock—1.6%

United States—1.6%
Bank of America Corp.,
Series L, 7.25%
(Identified cost $1,391,702)	1,665	1,312,053

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—18.2%

Brazil—3.6%
Brazil NTN-B,
6.00%, 05/15/15	2,330	$2,723,538
Brazil NTN-F,
10.00%, 01/01/13	648	347,229

		3,070,767

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	124,389

Ghana—0.3%
Ghana Government Bonds:
13.67%, 06/11/12	190	116,644
15.00%, 12/10/12	170	105,927

		222,571

Israel—1.5%
Israel Fixed Bonds:
4.00%, 03/30/12	2,310	626,324
5.00%, 03/31/13	1,945	543,947
Israel Government Bond - Shahar,
10.00%, 05/31/12	255	72,840

		1,243,111

Malaysia—1.1%
Bank Negara Monetary Note,
0.00%, 03/13/12	3,000	941,039

Mexico—4.3%
Mexican Bonos,
9.50%, 12/18/14	9,000	721,370
Mexican Cetes:
0.00%, 03/08/12	35,000	248,717
0.00%, 05/03/12	70,000	493,888
0.00%, 06/14/12	62,300	436,846
0.00%, 08/23/12	60,000	416,849
Mexican Udibonos:
4.50%, 12/18/14	2,650	964,313
5.00%, 06/16/16	870	332,209

		3,614,192

Poland—0.8%
Poland Government Bonds:
0.00%, 01/25/12	1,659	479,556
3.00%, 08/24/16	623	184,464

		664,020

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Description	Principal Amount (000) (c)	Value

Romania—1.8%
Romania Government Bonds:
6.25%, 10/25/14	790	$230,202
6.00%, 04/30/15	370	106,138
6.00%, 04/30/16	320	90,462
6.75%, 06/11/17	390	112,585
Romania Treasury Bills:
0.00%, 02/08/12	1,330	395,530
0.00%, 04/04/12	700	206,064
0.00%, 06/06/12	1,180	343,447

		1,484,428

South Africa—1.4%
Republic of South Africa:
13.50%, 09/15/15	2,624	395,816
7.25%, 01/15/20	6,877	819,101

		1,214,917

Turkey—2.7%
Turkey Government Bonds:
0.00%, 11/07/12	1,863	896,247
0.00%, 02/20/13	670	313,746
9.00%, 05/21/14	159	95,100
4.50%, 02/11/15	961	525,963
4.00%, 04/29/15	903	486,528

		2,317,584

Uruguay—0.6%
Uruguay Treasury Bills:
0.00%, 06/22/12	3,474	167,477
0.00%, 05/09/13	1,350	59,264
0.00%, 06/27/13	2,880	124,969
0.00%, 08/15/13	3,000	127,602

		479,312

Total Foreign Government
Obligations
(Identified cost $16,383,225)		15,376,330

Description	Shares	Value

Short-Term Investment—2.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,935,915)	1,935,915	$1,935,915

Total Investments—119.0%
(Identified cost $105,924,086) (d)		$100,314,744
Liabilities in Excess of Cash and
Other Assets—(19.0)%		(16,025,391)

Net Assets—100.0%		$84,289,353

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Forward Currency Purchase Contracts open at December 31, 2011:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	HSB	01/04/12	3,260,736	$1,768,775	$1,748,150	$—	$20,625
BRL	HSB	01/17/12	869,677	461,000	464,828	3,828	—
BRL	UBS	02/02/12	1,350,433	721,000	719,083	—	1,917
CLP	HSB	01/17/12	247,213,750	475,000	474,997	—	3
CLP	JPM	01/17/12	51,807,950	101,000	99,544	—	1,456
CLP	JPM	01/17/12	180,378,000	360,000	346,579	—	13,421
CLP	BNP	02/13/12	260,172,000	540,000	498,149	—	41,851
CNY	HSB	06/13/12	1,230,182	193,000	195,015	2,015	—
CNY	JPM	06/13/12	6,287,760	984,000	996,771	12,771	—
CNY	BRC	08/13/12	1,714,128	268,000	271,565	3,565	—
CNY	JPM	09/24/12	5,141,740	811,000	814,311	3,311	—
COP	CIT	01/10/12	802,142,000	413,262	414,164	902	—
EUR	CIT	01/03/12	321,000	433,735	415,454	—	18,281
EUR	ING	01/03/12	180,633	233,730	233,784	54	—
EUR	UBS	01/09/12	162,997	213,000	210,966	—	2,034
EUR	UBS	01/09/12	283,280	388,000	366,646	—	21,354
EUR	BNP	01/23/12	487,290	633,336	630,749	—	2,587
EUR	CIT	02/14/12	187,550	250,000	242,806	—	7,194
EUR	JPM	02/14/12	102,891	133,546	133,204	—	342
GHS	SCB	01/09/12	101,000	61,227	61,534	307	—
GHS	SCB	01/09/12	509,000	310,404	310,109	—	295
GHS	JPM	01/10/12	236,000	143,509	143,751	242	—
GHS	SCB	01/12/12	277,000	168,052	168,648	596	—
GHS	CIT	01/19/12	375,239	227,528	228,099	571	—
GHS	SCB	01/19/12	513,000	310,871	311,840	969	—
GHS	SCB	02/21/12	349,000	210,114	210,749	635	—
IDR	JPM	01/19/12	1,918,800,000	208,000	211,306	3,306	—
IDR	BRC	02/14/12	5,575,320,000	612,000	612,360	360	—
INR	BRC	03/27/12	49,611,300	915,000	919,747	4,747	—
INR	BNP	05/21/12	13,328,100	278,045	245,021	—	33,024
INR	BRC	05/21/12	26,465,590	553,905	486,538	—	67,367
INR	JPM	05/25/12	10,780,200	226,000	198,061	—	27,939
INR	UBS	05/25/12	24,625,740	514,000	452,439	—	61,561
INR	BRC	11/15/12	6,360,330	123,000	114,492	—	8,508
JPY	HSB	02/21/12	53,420,410	686,360	694,576	8,216	—
KES	SCB	01/05/12	6,240,000	68,003	73,325	5,322	—
KES	JPM	01/09/12	7,920,000	87,273	93,065	5,792	—
KES	CIT	01/17/12	5,240,300	58,000	61,574	3,574	—
KES	CIT	01/19/12	12,526,550	145,000	147,187	2,187	—
KES	JPM	01/23/12	4,094,400	48,000	48,108	108	—
KRW	SCB	01/13/12	970,615,800	846,000	842,020	—	3,980
KRW	JPM	01/25/12	445,662,720	384,000	386,295	2,295	—
MYR	BRC	01/03/12	1,269,853	403,000	400,585	—	2,415
MYR	SCB	01/03/12	1,269,853	399,777	400,584	807	—
MYR	SCB	01/31/12	2,051,939	645,000	646,132	1,132	—
NGN	CIT	01/05/12	39,347,000	243,710	242,434	—	1,276
NGN	SCB	01/06/12	13,773,000	84,992	84,894	—	98
NGN	JPM	01/09/12	26,941,800	166,000	166,065	65	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Forward Currency Purchase Contracts open at December 31, 2011 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

NGN	CIT	01/17/12	19,500,000	$119,911	$120,194	$283	$—
NGN	CIT	01/19/12	19,000,000	115,502	117,113	1,611	—
NGN	CIT	01/23/12	15,984,800	97,647	98,528	881	—
NGN	CIT	02/06/12	19,000,000	115,012	115,789	777	—
PEN	RBC	01/17/12	1,205,060	445,000	446,415	1,415	—
PHP	JPM	01/24/12	17,643,340	403,000	401,977	—	1,023
PLN	CIT	01/03/12	1,828,000	603,818	529,732	—	74,086
PLN	ING	01/03/12	413,798	122,758	119,914	—	2,844
PLN	JPM	02/03/12	451,999	134,320	130,635	—	3,685
PLN	CIT	02/14/12	378,810	113,000	109,363	—	3,637
PLN	CIT	02/14/12	2,402,868	708,581	693,713	—	14,868
RON	BRC	01/23/12	139,000	42,128	41,484	—	644
RSD	BRC	01/09/12	16,947,000	220,334	204,164	—	16,170
RUB	CSF	01/11/12	13,308,750	403,601	413,264	9,663	—
RUB	BRC	01/13/12	14,847,394	470,000	460,919	—	9,081
RUB	UBS	04/06/12	12,037,750	358,000	369,221	11,221	—
SGD	BRC	01/17/12	1,041,471	808,332	802,922	—	5,410
SGD	HSB	02/13/12	638,124	492,000	491,930	—	70
SGD	SCB	03/22/12	469,907	359,944	362,288	2,344	—
THB	HSB	01/06/12	15,046,560	486,000	476,845	—	9,155
TRY	BRC	01/06/12	840,017	443,000	443,253	253	—
TRY	JPM	01/19/12	524,943	277,000	276,133	—	867
TRY	BRC	03/29/12	1,118,361	577,368	579,100	1,732	—
UGX	SCB	01/06/12	271,000,000	102,652	109,120	6,468	—
UGX	CIT	01/18/12	133,400,000	44,728	53,263	8,535	—
UGX	CIT	01/18/12	307,145,000	112,755	122,634	9,879	—
UGX	CIT	01/19/12	153,500,000	62,807	61,245	—	1,562
UGX	CIT	02/14/12	431,439,000	168,531	169,430	899	—
UGX	CIT	02/22/12	251,873,000	94,000	98,583	4,583	—
UGX	CIT	02/22/12	492,493,000	164,603	192,762	28,159	—
UGX	CIT	03/19/12	492,900,000	175,073	190,162	15,089	—
UGX	CIT	04/16/12	553,763,000	173,866	210,337	36,471	—
UGX	SCB	06/25/12	177,300,000	64,637	65,470	833	—
UYU	JPM	01/31/12	7,244,261	359,000	358,343	—	657
ZAR	BRC	01/30/12	2,950,995	361,000	364,015	3,015	—
ZAR	JPM	01/30/12	3,899,100	476,954	480,967	4,013	—
ZAR	JPM	06/29/12	3,301,545	401,575	398,629	—	2,946
ZMK	SCB	01/19/12	350,466,000	67,462	67,886	424	—
ZMK	SCB	01/20/12	1,061,600,000	204,390	205,535	1,145	—
ZMK	SCB	01/30/12	358,500,000	69,141	69,074	—	67

Total Forward Currency Purchase Contracts				$29,527,584	$29,260,654	$217,370	$484,300

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Forward Currency Sale Contracts open at December 31, 2011:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	UBS	01/04/12	3,260,736	$1,728,000	$1,748,150	$—	$20,150
BRL	HSB	02/02/12	3,320,742	1,789,000	1,768,240	20,760	—
CNY	JPM	06/13/12	963,531	151,000	152,744	—	1,744
COP	BNP	04/16/12	218,766,000	114,000	112,819	1,181	—
EUR	CIT	01/03/12	419,458	603,818	542,884	60,934	—
EUR	ING	01/03/12	92,000	122,758	119,071	3,687	—
EUR	BRC	01/09/12	163,502	220,334	211,619	8,715	—
EUR	UBS	01/09/12	120,801	161,000	156,352	4,648	—
EUR	UBS	01/09/12	141,065	190,000	182,579	7,421	—
EUR	BRC	01/23/12	32,167	42,128	41,637	491	—
EUR	CSF	01/23/12	653,460	852,882	845,838	7,044	—
EUR	HSB	01/23/12	371,443	503,166	480,796	22,370	—
EUR	BRC	01/30/12	169,662	221,500	219,620	1,880	—
EUR	ING	01/30/12	657,659	888,722	851,311	37,411	—
EUR	JPM	02/03/12	102,587	134,320	132,798	1,522	—
EUR	CIT	02/14/12	742,427	1,011,000	961,160	49,840	—
EUR	HSB	02/16/12	538,000	700,003	696,520	3,483	—
EUR	HSB	03/06/12	1,241,000	1,672,781	1,606,978	65,803	—
ILS	BRC	01/09/12	699,615	185,000	183,558	1,442	—
ILS	BRC	01/09/12	952,736	252,000	249,970	2,030	—
JPY	SCB	01/23/12	88,569,500	1,137,695	1,151,003	—	13,308
JPY	JPM	01/31/12	32,134,960	424,000	417,658	6,342	—
KES	SCB	01/05/12	6,240,000	73,802	73,325	477	—
MXN	UBS	01/06/12	4,542,349	323,000	325,455	—	2,455
MXN	JPM	01/13/12	3,780,648	276,000	270,728	5,272	—
MXN	HSB	03/13/12	8,892,529	645,228	633,706	11,522	—
MYR	BRC	01/03/12	1,269,853	399,778	400,585	—	807
MYR	SCB	01/03/12	1,269,853	399,954	400,585	—	631
NGN	CIT	01/05/12	39,347,000	240,141	242,434	—	2,293
PLN	CIT	01/03/12	1,449,090	433,735	419,929	13,806	—
PLN	ING	01/03/12	792,707	233,730	229,717	4,013	—
RUB	UBS	01/11/12	13,308,750	412,291	413,264	—	973
RUB	UBS	01/13/12	2,001,360	61,981	62,130	—	149
THB	HSB	01/06/12	2,006,225	65,000	63,580	1,420	—
TRY	BRC	03/29/12	183,222	96,702	94,874	1,828	—
TRY	JPM	03/29/12	935,139	493,686	484,225	9,461	—
TRY	BRC	09/28/12	1,118,361	555,019	556,852	—	1,833
TRY	CIT	09/28/12	613,301	316,657	305,373	11,284	—
TRY	JPM	09/28/12	526,263	271,087	262,035	9,052	—
TRY	JPM	09/28/12	563,944	290,558	280,798	9,760	—
ZAR	CIT	01/19/12	373,388	44,999	46,140	—	1,141
ZAR	CIT	06/29/12	3,257,349	402,300	393,292	9,008	—
ZAR	CIT	10/29/12	3,347,733	407,489	397,936	9,553	—
ZAR	CIT	10/29/12	3,441,327	410,047	409,061	986	—

Total Forward Currency Sale Contracts				$19,958,291	$19,599,329	404,446	45,484

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$621,816	$529,784

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)
December 31, 2011

Currency Abbreviations:

BRL	—	Brazilian Real	NGN	—	Nigerian Naira
CLP	—	Chilean Peso	PEN	—	Peruvian New Sol
CNY	—	Chinese Renminbi	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
EUR	—	Euro	RON	—	New Romanian Leu
GHS	—	Ghanaian Cedi	RSD	—	Serbian Dinar
IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
ILS	—	Israeli Shekel	SGD	—	Singapore Dollar
INR	—	Indian Rupee	THB	—	Thai Baht
JPY	—	Japanese Yen	TRY	—	New Turkish Lira
KES	—	Kenyan Shilling	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
MXN	—	Mexican New Peso	ZAR	—	South African Rand
MYR	—	Malaysian Ringgit	ZMK	—	Zambian Kwacha

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
CSF	—	Credit Suisse Group AG
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments
December 31, 2011

(a)	Segregated security for forward currency contracts.
(b)	Non-income producing security.
(c)	Principal amount denominated in respective country’s currency.
(d)

For federal income tax purposes, the aggregate cost was $106,816,344, aggregate gross unrealized appreciation was $5,178,465, aggregate gross unrealized depreciation was $11,680,065 and the net unrealized depreciation was $6,501,600.

Security Abbreviations:
ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	— Real Estate Investment Trust

Portfolio holdings by industry (as percentage of net assets):
Agriculture	1.5%
Alcohol & Tobacco	2.4
Automotive	2.3
Banking	9.0
Chemicals	0.7
Commercial Services	0.8
Construction & Engineering	1.3
Consumer Products	0.7
Electric	1.1
Energy Integrated	10.2
Energy Services	1.9
Financial Services	3.8
Food & Beverages	1.7
Housing	2.4
Insurance	8.3
Leisure & Entertainment	3.6
Manufacturing	2.9
Metals & Mining	4.5
Pharmaceutical & Biotechnology	5.2
Real Estate	6.3
Semiconductors & Components	4.2
Technology Hardware	0.7
Telecommunications	17.4
Transportation	5.6

Subtotal	98.5
Foreign Government Obligations	18.2
Short-Term Investment	2.3

Total Investments	119.0%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2011

ASSETS
Investments in securities, at value (cost $105,924,086)	$100,314,744
Foreign currency, at value (cost $391,537)	387,861
Receivable for investments sold	1,081,216
Dividends and interest receivable	491,638
Gross unrealized appreciation on forward currency contracts	621,816

Total assets	102,897,275

LIABILITIES
Payables for:
Management fees	83,987
Accrued directors’ fees	155
Investments purchased	1,378,522
Line of credit outstanding	16,446,000
Gross unrealized depreciation on forward currency contracts	529,784
Other accrued expenses and payables	169,474

Total liabilities	18,607,922

Net assets	$84,289,353

NET ASSETS
Paid in capital (Note 2(f))	$126,797,177
Distributions in excess of net investment income (Note 2(f))	(722,410)
Accumulated net realized loss	(36,261,511)
Net unrealized appreciation (depreciation) on:
Investments	(5,609,342)
Foreign currency and forward currency contracts	85,439

Net assets	$84,289,353

Shares of common stock outstanding*	6,880,183
Net asset value per share	$12.25
Market value per share	$10.83

*   $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations
For the Year Ended December 31, 2011

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $454,479)	$5,202,508
Interest (net of foreign withholding taxes of $1,792)	1,039,899

Total investment income	6,242,407

Expenses:
Management fees (Note 3)	1,111,118
Professional services	222,146
Custodian fees	135,194
Shareholders’ reports	93,305
Administration fees	61,055
Shareholders’ services	42,432
Shareholders’ meeting	29,398
Directors’ fees and expenses	11,233
Other	50,164

Total expenses before interest expense	1,756,045
Interest expense	152,552

Total expenses	1,908,597

Net investment income	4,333,810

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments (net of foreign capital gains taxes of $15,648)	3,613,342
Foreign currency and forward currency contracts	36,583

Total net realized gain on investments, foreign currency and forward currency contracts	3,649,925

Net change in unrealized depreciation on:
Investments	(13,017,524)
Foreign currency and forward currency contracts	(75,352)

Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(13,092,876)

Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(9,442,951)

Net decrease in net assets resulting from operations	$(5,109,141)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$4,333,810	$4,251,250
Net realized gain on investments, foreign currency and forward currency contracts	3,649,925	6,920,336
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(13,092,876)	524,000

Net increase (decrease) in net assets resulting from operations	(5,109,141)	11,695,586

Distributions to Stockholders (Note 2(f)):
From net investment income	(6,216,934)	(5,831,368)

Net decrease in net assets resulting from distributions	(6,216,934)	(5,831,368)

Total increase (decrease) in net assets	(11,326,075)	5,864,218
Net assets at beginning of year	95,615,428	89,751,210

Net assets at end of year*	$84,289,353	$95,615,428

* Includes distributions in excess of net investment income of (Note 2(f))	$(722,410)	$(347,587)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	6,880,183	6,880,183

Common shares outstanding at end of year	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows
For the Year Ended December 31, 2011

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net decrease in net assets from operations	$(5,109,141)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities
Decrease in dividends and interest receivable	151,526
Accretion of bond discount and amortization of bond premium	(279,178)
Inflation index adjustment	(75,919)
Decrease in other accrued expenses and payables	10,723
Net realized gain on investments, foreign currency and forward currency contracts	(3,649,925)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	13,092,876
Purchase of long-term investments	(96,274,087)
Proceeds from disposition of long-term investments	94,957,311
Purchase of short-term investments, net	(1,935,911)

Net cash provided by operating activities	888,275

Cash flows from financing activities:
Cash distribution paid (Note 2(f))	(6,216,934)
Gross drawdowns in line of credit balance	16,446,000
Gross paydowns in line of credit balance	(11,006,000)

Net cash used in financing activities	(776,934)

Effect of exchange rate changes on cash	2,142

Net increase in cash and foreign currency	113,483

Cash and foreign currency:
Beginning balance	274,378

Ending balance	$387,861

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(156,277)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights
Selected data for a share of common stock outstanding throughout each year

	Year Ended

	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of year	$13.90	$13.04	$9.78	$20.21	$22.83

Income (loss) from investment operations:
Net investment income	0.63	0.62	0.78	1.05	0.98
Net realized and unrealized gain (loss)	(1.38)	1.09	3.25	(9.63)	0.78

Total from investment operations	(0.75)	1.71	4.03	(8.58)	1.76

Less distributions from (Note 2(f)):
Net investment income	(0.90)	(0.85)	(0.55)	(1.41)	(1.72)
Net realized gains	—	—	—	(0.44)	(2.66)
Return of capital	—	—	(0.22)	—	—

Total distributions	(0.90)	(0.85)	(0.77)	(1.85)	(4.38)

Net asset value, end of year	$12.25	$13.90	$13.04	$9.78	$20.21

Market value, end of year	$10.83	$12.82	$11.15	$8.74	$19.45

Total Return based upon:
Net asset value (a)	-5.67%	13.85%	44.18%	-44.82%	7.76%
Market value (a)	-9.17%	23.70%	39.81%	-48.02%	0.22%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$84,289	$95,615	$89,751	$67,262	$139,024
Ratios to average net assets:
Net expenses	2.06%	2.11%	2.13%	2.30%	1.99%
Gross expenses	2.06%	2.11%	2.13%	2.30%	2.00%
Gross expenses excluding interest expense	1.89%	1.86%	1.86%	1.77%	1.65%
Net investment income	4.67%	4.78%	7.21%	6.62%	4.20%
Portfolio turnover rate	91%	67%	93%	86%	93%

(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each year indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of year” and sales of common shares at the “net asset value, end of year”, for each of the years indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements
December 31, 2011

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

price of the Fund’s common stocks. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the year.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Tax Policy,—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2011, the Fund had $5,241,370 and $29,179,195 of unused realized capital loss carryforwards, expiring in 2016 and 2017, respectively.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2011, the Fund had $1,429,837 net capital and foreign currency losses arising between November 1, 2011 and December 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may now expire unused.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts. The book/tax differences relating to

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

stockholder distributions may result in reclassifications among certain capital accounts as follows:

Paid in Capital	Distribution in excess of Net Investment Income	Accumulated Net Realized Loss

$(1,690,557)	$1,508,301	$182,256

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2011 through December 2011, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) each stating that the Fund currently estimated that it had distributed more than its net investment income and realized capital gains. For 2011, none of the $0.9036 distributed per share was a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	2011	2010

Ordinary Income	$6,216,934	$5,831,368
Long-Term Capital Gain	—	—
Return of Capital	—	—

Total	$6,216,934	$5,831,368

At December 31, 2011, the components of distributable earnings on a tax basis were $0 of undistributed ordinary income, $0 of undistributed long-term capital gain and $6,657,424 of net unrealized depreciation.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

(h) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World

Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s semi-annual report for the period ended June 30, 2011.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

($100,000 effective January 1, 2012), (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2011 were $97,652,609 and $96,143,351, respectively.

For the year ended December 31, 2011, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.25% from January 1, 2011 to June 22, 2011 and plus 0.75% from June 23, 2011 to December 31, 2011, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2011, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$13,453,699	$16,446,000	1.12%

* A loan balance was outstanding on each day during 2011.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-Domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2011

Assets:
Common Stocks*	$81,690,446	$—	$—	$81,690,446
Preferred Stock*	1,312,053	—	—	1,312,053
Foreign Government Obligations*	—	15,376,330	—	15,376,330
Short-Term Investment	—	1,935,915	—	1,935,915
Other Financial Instruments**
Forward Currency Contracts	—	621,816	—	621,816

Total	$83,002,499	$17,934,061	$—	$100,936,560

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(529,784)	$—	$(529,784)

*	Please refer to Portfolio of Investments (pages 8 through 10) and Notes to Portfolio of Investments (page 15) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfer Out of Level 3	Balance as of December 31, 2011	Net Change in Unrealized Appreciation from Investments Still Held at December 31, 2011

Foreign Government Obligations	$497,077	$4,061	$(82,471)	$68,623	$—	$(368,118)	$—	$(119,172)	$—	$—

There were no significant transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2011.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)
December 31, 2011

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the year ended December 31, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $413,604,530 and $418,534,805, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$621,816

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$529,784

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$54,361

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(41,066)

12. Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards.” The ASU 2011-04 changes certain fair value measurement principles and disclosure requirements.

The ASU 2011-04 is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU 2011-04 will have on the Fund’s financial statements and related disclosures.

Lazard World Dividend & Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 29, 2012

Lazard World Dividend & Income Fund, Inc.

Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2011, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

Three Class II Directors (Kenneth S. Davidson, Nancy A. Eckl and Lester Z. Lieberman), each to serve for a three-year term expiring at the 2014 Annual Meeting and/or until his or her successor is duly elected and qualified.

Director	For	Withhold Authority

Kenneth S. Davidson	6,477,911	87,969
Nancy A. Eckl	6,471,383	94,498
Lester Z. Lieberman	6,454,832	111,048

Lazard World Dividend & Income Fund, Inc.

Investment Policy Changes
(unaudited)

On August 3, 2011, the Board approved several changes to the Fund’s investment guidelines which were proposed by the Fund’s portfolio management team. These changes, all of which relate to the World Equity Investments portion of the Fund’s portfolio, have since been implemented. The changes were designed to benefit the Fund by making the investment process less cumbersome, increasing the Fund’s opportunity set, and providing the portfolio management team with greater flexibility to seek to achieve the Fund’s investment objective and maintain its dividend yield. A summary of the changes is set forth below:

Requirement to Hold Securities Held in Other Firm Strategies

The requirement that 70% of the Fund’s World Equity Investments must consist of stocks that are among the “100 highest dividend yielding” securities held in other portfolios managed by the Investment Manager is no longer applicable. As such, the Fund now invests primarily in securities held by other portfolios managed by the Investment Manager. This change is meant to streamline the investment process and to allow the portfolio management team greater flexibility to diversify the portfolio and gain exposure to stocks that the team or the Investment Manager views favorably.

Market Capitalization Limit

The 10% limit on securities of companies with market capitalization of less than $3 billion has been changed to a 10% limit on companies with market capitalization of less than $1 billion at the time of initial purchase. As the Fund’s portfolio management team believes that there are a number of attractive, high yielding opportunities in small and mid cap stocks, this change is designed to enhance the Fund’s opportunity set and make the investment process easier to implement.

Limit on Emerging Markets Securities

The 25% limit on investments in companies in emerging market countries has been modified so that the Fund’s investments in such companies will be limited to the emerging markets portion of the Morgan Stanley Capital International All Country World® Index plus 15%. This change, based on a dynamic, as opposed to static, test, is designed to provide greater flexibility to enhance the opportunities for income generation and capital growth in these markets.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2013

Independent Directors(3):

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Robert M. Solmson (64)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (51)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2014

Independent Directors(3):

Kenneth S. Davidson (66)(5)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 - present)

Nancy A. Eckl (49)	Director (February 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

Lester Z. Lieberman (81)	Director (April 2005)	Private Investor

Class III – Directors with Term Expiring in 2012

Independent Director(3):

Richard Reiss, Jr. (67)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Interested Director(4):

Ashish Bhutani (51)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)

Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address for each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (currently comprised of 26 active investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.
(5)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act) of the Fund.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) Held During the Past Five Years

Officers(3):

Nathan A. Paul (39)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary (February 2009)	Vice President (since March 2009, previously Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (April 2005)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Other Information
(unaudited)

Tax Information
Year Ended December 31, 2011

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2011:

Of the dividends paid by the Fund, 69.03% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2011 Form 1099-DIV.

Of the dividends paid by the Fund, 21.22% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC

30 Rockefeller Plaza

www.LazardNet.com

New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,000 in 2010 and $62,000 in 2011.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,250 in 2010 and $8,703 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $935,847 in 2010 and $1,214,012 in 2011.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Lester Z. Lieberman, Audit Committee Chairman
Nancy A. Eckl
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•

To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

          The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•

favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Registrant’s assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of U.S. and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s U.S. Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Ryan, a Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and Global Equity Income teams. He began working in the investment field in 1989 and joined Lazard in 1994, and is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer is Senior Vice President of Lazard and a portfolio manager/analyst on Lazard’s Global Equity Income team. He began working in the investment field when he joined Lazard in 1998.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994 and joined Lazard in 1996.

Mr. Ramachandran is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Registrant’s portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. However, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When Lazard engages in short sales of securities of the type in which the Registrant invests, Lazard could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +

Ardra Belitz	2 (233.1 million)	6 (2.8 billion)	4 (313.3 million)
James M. Donald	11(18.2 billion)	21 (6.2 billion)	208 (11.1 billion)
Andrew D. Lacey	17 (11.6 billion)	13 (1.4 billion)	194 (5.4 billion)
Ganesh Ramachandran	2 (233.1 million)	6 (2.8 billion)	4 (313.3 million)
Patrick Ryan	2 (233.0 million)	7 (424.4 million)	37 (1.4 billion)
Kyle Waldhauer	1 (84.3 million)	3 (283.2 million)	5 (180.4 million)

* Total assets in accounts as of December 31, 2011.
# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1) Mr. Donald manages one other pooled vehicle, three other accounts and one registered investment company with assets under management of approximately $3.7 million, $1.2 billion and $1.8 billion, respectively.

(2) Mr. Lacey manages one registered investment company with assets under management of approximately $5.9 billion.
(3) Ms. Belitz and Mr. Ramachandran manage four other pooled investment vehicles with assets under management of approximately $2.4 billion.

+ Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) All Country World Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2011, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares

Ardra Belitz	None
James M. Donald	$0-$10,000
Andrew D. Lacey	$50,001-$100,000
Ganesh Ramachandran	$10,001-$50,000
Patrick Ryan	$50,001-$100,000
Kyle Waldhauer	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          On February 24, 2011, the Board of Directors (the “Board”) of the Fund approved and adopted Amended and Restated Bylaws of the Fund (the “Bylaws”). The Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of other business to be considered by stockholders may be made only: (a) pursuant to the Fund’s notice of the meeting, (b) by the Board or (c) by a stockholder who is a stockholder of record at the time of the giving of the notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only: (1) by or at the direction of the Board or (2) provided that the special meeting has been called, in accordance with the Bylaws, for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The advance notice provisions of the Bylaws: (a) expand the information required to be disclosed by the stockholder and certain other persons, including any person acting in concert with such stockholder, any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and any person that controls, or is controlled by, or is under common control with, such stockholder (collectively, the “Proponents”), including, among other items, (i) detailed information about each Proponent’s ownership interests in the Fund, (ii) information regarding hedging activities of the Proponents and (iii) each Proponent’s investment strategy or objective and any related disclosure document the Proponent has provided to its investors and (b) establish procedures for the verification of information provided by the stockholder making the proposal. Previously, the Fund’s bylaws did not require this information nor did the bylaws include procedures to verify the information.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	March 12, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	March 12, 2012

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	March 12, 2012